PREFERRED STOCK (FY)	12 Months Ended
Dec. 31, 2017
Disclosure Preferred Stock Additional Information [Abstract]
PREFERRED STOCK
16.   PREFERRED STOCK

The Company’s authorized capital stock includes 1,000,000 shares of preferred stock. The Board of Directors has the authority to issue the preferred stock and to fix the designations, powers, preferences and rights of the shares of each such class or series, including dividend rates, conversion rights, voting rights, terms of redemption and liquidation preferences, without any further vote or action by the Company’s shareholders. The rights and preferences of the preferred stock would be superior to those of the common stock. At December 31, 2017 and 2016 there was no preferred stock issued or outstanding.